Income Taxes	12 Months Ended
Dec. 31, 2013
Income Taxes [Abstract]
Income Taxes
NOTE 9:	INCOME TAXES

a.	Corporate tax structure:

The Israeli corporate tax rate was 24.0% in 2011, and 25.0% in 2012 and 2013.

On July 30, 2013, the Israeli Parliament (the Knesset) approved the second and third readings of the Economic Plan for 2013-2014 ("Amended Budget Law") which consists, among others, raising the Israeli corporate tax rate from 25.0% to 26.5% commencing January 1, 2014.

b.	Tax benefits under Israel's Law for the Encouragement of Industry (Taxation), 1969:

The Company may currently qualify as an "industrial company" within the definition of the Law for the Encouragement of Industry (Taxation), as such, it may be eligible for certain tax benefits, including, inter alia, special depreciation rates for machinery, equipment and buildings, amortization of patents, certain other intangible property rights and deduction of share issuance expenses.

c.
Net operating loss carryforwards:

As of December 31, 2013, CYREN's net operating loss carryforwards for tax purposes amounted to approximately $52,732 thousand and capital loss carryforwards of $15,658 thousand which may be carried forward and offset against taxable income in the future, for an indefinite period.

As of December 31, 2013, for federal income tax purposes, the U.S. subsidiary had net operating loss carryforwards of approximately $92,041 thousand and capital loss carryforwards of $1,700 thousand. These losses may offset any future U.S. taxable income of the U.S. subsidiary and will expire in the years 2018 through 2032.

Utilization of U.S. net operating losses may be subject to substantial annual limitation due to the "change in ownership" provisions of the Internal Revenue Code of 1986 and similar state provisions. The annual limitations may result in the expiration of net operating losses before utilization.

Management currently believes that based upon its estimations for future taxable income, it is more likely than not that the deferred tax assets regarding the loss carryforwards will not be utilized in the foreseeable future. Thus, a valuation allowance was provided to reduce deferred tax assets to their realizable value.

d.	Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. As of December 31, 2012 and 2013, the Company's deferred taxes were in respect of the following:

	December 31,
(in thousands)	2012	2013

Deferred tax assets:

Net operating loss carryforwards	$48,709	$48,095
Capital loss carryforwards	4,578	4,842
Temporary differences	1,325	2,734

Deferred tax assets before valuation allowance	54,612	55,671
Valuation allowance	(49,025)	(55,456)

Net deferred tax asset	5,587	215

Deferred tax liabilities:

Acquired intangibles	(2,971)	(2,723)
Deferred revenue	(216)	(193)

Deferred tax liability	(3,187)	(2,916)

Deferred tax asset (liability), net	$2,400	$(2,701)

	December 31,
(in thousands)	2012	2013

Domestic:
Current deferred tax asset, net	$1,569	$-
Non-current deferred tax asset, net	2,352	-

	$3,921	$-
Foreign:
Current deferred tax asset, net	$670	$48
Non-current deferred tax asset (liability), net	(2,191)	(2,749)

	$(1,521)	$(2,701)
Deferred tax asset (liability), net	$2,400	$(2,701)

e.	Reconciliation of the theoretical tax benefit (expense):

For the year ended December 31, 2011, the main reconciling items between the Company's statutory tax rate and the effective tax rate relates to changes in valuation allowance due to utilization of net operating loss carryforwards, recognition of net operating loss carryforwards due to certainty of future realization of taxable income, and an increase in the Israeli tax rate (which resulted in an increase in the deferred tax asset),  offset by increase in the exchange rate of the U.S. dollars compared to the New Israeli Shekel.

For the year ended December 31, 2012, the main reconciling items between the Company's statutory tax rate and the effective tax rate relates to changes in valuation allowance due to utilization of net operating loss carryforwards, in the amount of $215 thousand and a decrease in valuation allowance related to net operating losses expected to be realized in the foreseeable future, in the amount of $840 thousand.

For the year ended December 31, 2013, the main reconciling items between the Company's statutory tax rate and the effective tax rate relates to the increase in the valuation allowance in the amount of $6,431 thousand due to the management's estimations that the Company will not utilize its carryforward losses in the foreseeable future.

f.	Income (loss) before tax benefit (expense) consists of the following:

	Year ended December 31,
	2011	2012	2013

Domestic	$3,114	$1,430	$(3,683)
Foreign	167	(570)	(968)

	$3,281	$860	$(4,651)

The Company is required to calculate and account for income taxes in each jurisdiction in which the Company or its subsidiary operate. Significant judgment is required in determining its worldwide provision for income taxes and recording the related assets and liabilities.

g.	Tax benefit (expense) is comprised of the following:

	Year ended December 31,
	2011	2012	2013

Current taxes:
Foreign	$2	$(124)	$(240)
Domestic	(70)	(57)	-

	$(68)	$(181)	$(240)

Deferred taxes:
Foreign	$357	$942	$(1,065)
Domestic	1,028	(136)	(3,915)

	$1,385	$806	$(4,980)

Tax benefit (expense)	$1,317	$625	$(5,220)

h.	Tax assessments:

CYREN's tax assessments in Israel are deemed final up to and including 2009.

The U.S. subsidiary has final tax assessments up to and including 2009.

The German subsidiary has final tax assessments up to and including 2010.